Exhibit 1.02

VOXX International Corporation
Conflict Minerals Report
For The Year Ended December 31, 2013

This is the Conflict Minerals Report of VOXX International Corporation (herein referred to as “VOXX,” the “Company,” “we,” “us,” or “our”) for calendar year 2013 in accordance with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934 (the “1934 Act”), as amended. Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals that are necessary to the functionality or production of their products. Conflict Minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (3TG) for the purposes of this assessment. These requirements apply to registrants whatever the geographic origin of the conflict minerals and whether or not they fund armed conflict.

If a registrant can establish that the conflict minerals originated from sources other than the Democratic Republic of the Congo or an adjoining country (the “Covered Countries”),or from recycled and scrap sources, they must submit a Form SD which describes the Reasonable Country of Origin Inquiry completed.

If a registrant has reason to believe that any of the conflict minerals in their supply chain may have originated in the Covered Countries, or if they are unable to determine the country of origin of those conflict minerals, then the issuer must exercise due diligence on the conflict minerals’ source and chain of custody. The registrant must annually submit a report, Conflict Minerals Report (CMR), to the SEC that includes a description of those due diligence measures.

The report presented herein is not audited in accordance with the transition provision of the Rule.

Company Overview

Voxx is a leading international manufacturer and distributor in the Automotive, Premium Audio and Consumer Accessories industries. Our principle products include rear-seat entertainment devices, satellite radio products, automotive security, remote start systems, digital TV tuners, mobile antennas, mobile multimedia devices, aftermarket/OE-styled radios, car-link smartphone telematics application, collision avoidance systems, location-based services, home theater systems, high-end loudspeakers, outdoor speakers, iPod/computer speakers, business music systems, cinema speakers, flat panel speakers, bluetooth speakers, soundbars, headphones, DLNA (Digital Living Network Alliance), remote controls, rechargeable battery packs, wireless and bluetooth speakers, personal sound amplifiers, and iPod docks/iPod sound, A/V connectivity, portable/home charging, reception and digital consumer products. We conducted an analysis of our products and found that tin, tantalum, tungsten and gold (3TG) are found in substantially all of our products.

In accordance with the Rule, VOXX undertook due diligence to determine the conflict minerals status of the necessary conflict minerals used in its automotive, audio and consumer electronics manufacturing and distribution business. We adopted a due diligence program that is consistent in all material respects with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition (OECD 2013) (“OECD Framework”), an internationally recognized due diligence framework, including related Supplements for each of the conflict minerals.

VOXX has determined in good faith that for calendar year 2013, its conflict minerals status resulting from its due diligence efforts for all products shows to be “DRC Conflict Undeterminable” (term as defined in the 1934 Act).

Conflict Minerals Policy

Voxx has instituted a DRC Conflict Minerals sourcing policy setting forth that the Company does not knowingly source metals that come from the Eastern provinces of the Democratic Republic of Congo (the “Conflict Region”). Voxx’s goal is to ultimately be able to certify that all of its products are manufactured with conflict free minerals. Voxx’s Conflict Minerals Policy statement can be found here: http://www.voxxintl.com/sustainability/suppliers/

All employees who are members of the Company’s Conflict Minerals Process Organization (as defined in section 1 of the Due Diligence portion of the report) are required to review the Company’s policy on conflict minerals and the relevant due diligence process. The Process Administrator and Process Champions (as defined in the Internal Standard Operating Procedures section) are responsible for ensuring that the related materials are appropriately communicated to organization members and key employees involved in the Company’s supply chain management.

Suppliers are encouraged to support industry efforts to enhance traceability and responsible practices in global mineral supply chains. The Company will provide consultation and reference materials to all suppliers, as requested, to aid them in understanding our conflict mineral process and due diligence plan and in developing their own policies toward preventing the use of conflict minerals or derivative metals sourced from mines controlled by armed groups in the Conflict Region.

Supply Chain

Many of the products that we manufacture are highly complex, often containing thousands of parts from many direct suppliers. We have relationships with a vast network of suppliers throughout the world and there are generally multiple tiers between the 3TG mines and our direct suppliers. Therefore, we must rely on our direct suppliers to work with their upstream suppliers in order that they may provide us with accurate information about the origin of 3TG in the components we purchase.

Because of the complexity and size of our supply chain, we developed a risk-based approach that focused on all of our suppliers. We initially targeted our largest selling products, and then focused on all products sourced from these suppliers, regardless of size.

We requested that all identified suppliers provide information to us regarding 3TG and smelters using the template developed by the Electronic Industry Citizenship Coalition® (EICC®) and The Global e-Sustainability Initiative (GeSI), known as the EICC-GeSI Conflict Minerals Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters and refiners that provide material to a manufacturer’s supply chain. It includes questions regarding a direct supplier’s conflict-free policy, its due diligence process, and information about its supply chain such as the names and locations of smelters and refiners as well as the origin of 3TG used by those facilities.

Efforts to Determine Mine or Location of Origin

We have requested our suppliers to complete the Template in order to determine the mines or locations of origin of 3TG in our supply chain. Additionally, we requested that suppliers provide us with smelter ID’s and documentation of smelter certifications, as applicable, related to the smelters they source from. We have used the data collected to compare to a validated smelter list to help us decide how we wish to conduct business with these suppliers going forward.

Due Diligence

1.	Internal Standard Operating Procedures

Voxx has created internal standard operating procedures (SOPs) for its Conflict Minerals Process Organization, which was established by the Company to lead the Company’s conflict minerals evaluation and due diligence process.

These SOPs provide a step by step process that each business unit, department and employee must follow in order to generate and maintain the necessary information needed for Voxx’s compliance with the Rule.

The Organization is structured to provide Company-wide involvement of key individuals who have an impact on product development, procurement, production, supplier evaluation, public relations, corporate and social responsibility, information technology, legal and reporting. The members of the Organization are responsible for ensuring that the Company’s due diligence process is properly executed and all issues identified during implementation or ongoing execution are appropriately addressed and resolved on a timely basis. The Organization includes:

•	Process Oversight – VOXX International Corporation’s Board of Directors

•
Process Sponsor – Voxx’s President and Chief Executive Officer, who sets the tone at the top and emphasizes the importance of maintaining compliance with the Company’s established Conflict Minerals policy and due diligence process and improving supply chain management related to potential conflict minerals sources.

•
Process Leader – Voxx’s Senior Vice President and Chief Accounting Officer, who develops and oversees the Conflict Minerals due diligence process, ensures compliance with due diligence objectives and oversees day to day coordination of efforts pertaining to the due diligence process between management, external advisors and auditors.

•
Process Administrator – Responsible for administering and documenting day to day activities of the Conflict Minerals due diligence process, and coordinating efforts between management, external advisors and auditors. This role is performed by one of the Company’s administrative assistants.

•	External Conflict Minerals Advisor – 3E Company

•
Conflict Minerals Steering Committee – Representing a cross-section of the Company’s organizational leadership, responsible for sustaining and driving the Conflict Minerals due diligence process, making decisions and ensuring the evaluation process proceeds efficiently and effectively. The members of this committee include the Company’s Senior Vice President and Chief Accounting Officer, General Counsel, Chief Marketing Officer, as well identified leads within the Company’s subsidiaries at which the majority of products and materials containing conflict minerals reside, generally members of the engineering department.

•
Corporate Compliance Team – Responsible for the monitoring of the control environment related to and management of the external reporting process. Members of this team include the Director of Corporate Compliance and Manager of Financial Reporting who are responsible for the Company’s SOX compliance and the filing of SEC reports.

•
Conflict Minerals Champions – Designated individuals at each of the Company’s subsidiaries responsible for monitoring the functions in their respective processes, communicating with the Conflict Minerals Steering Committee about issues and changes within their processes and communicating with local personnel on new developments or requirements of the Conflict Minerals evaluation.

•
Significant Subsidiaries and Process Owners – Significant operating groups (and their respective owners/group leaders) identified by Company management that source or manufacture products containing minerals included on the Conflict Minerals list and requiring evaluation.

The Conflict Mineral Steering Committee, Corporate Compliance Team and Conflict Mineral Champions are responsible for assisting the process owners in the development, documentation and implementation of the Company’s procedures and the evaluation of potential conflict minerals procurement for its supply chain. All internal resources performing and/or assisting in the Conflict Minerals evaluation and due diligence are qualified to perform his/her respective duties in the evaluation and are trained on the systems used to carry out the Company’s due diligence.

2.	Risk Assessment & Risk Mitigation

The Company strives to maintain positive long-term relationships with all of its suppliers while remaining cost competitive in the market and upholding established quality standards. Whenever possible, the Company will leverage its long-term relationships to influence its suppliers to support conflict minerals initiatives and enable the Company to continue to responsibly source from them.
As part of Voxx’s Compliance Plan design, all products and suppliers were assessed and flagged in a Supplier Database for prioritization of due diligence and supply chain sourcing activities.

The Company’s consultants, 3E Company, has created and maintains for Voxx a supplier database to facilitate supply chain inquiries and control the documentation of due diligence performed related to potential conflict minerals within its supply chain. The supplier database is maintained within a software tool, Supply Chain Solutions, provided to the Company by 3E Company. 3E ensures the security of supplier information and that responsible process owners have been granted access to enter and maintain products and suppliers within the database and execute supplier inquiries.

At least semiannually, the Conflict Mineral Process Leader (as defined in the Internal Standard Operating Procedures section) will generate a report of suppliers contained within the Supplier Database, including an indication of whether the supplier’s status is “Conflict Free.” A summary of suppliers by operating group will be evaluated to determine the future risk mitigation plans for the supplier, as necessary. Each operating group is required to respond on the conflict minerals status of its suppliers.

The Company’s goal is to report on all of its conflict mineral related suppliers each year. In order to achieve this goal, the suppliers of each item on the active item lists provided by the operating groups are identified. After the initial assessment is complete, suppliers providing conflict mineral related items are clearly identified in the Supplier Database, with consideration given to the volume of conflict minerals the supplier uses within the items it supplies via high, medium and low classifications relative to the items in the operating group’s supply chain. The Company focuses its due diligence efforts on those suppliers in the top two tiers to provide the greatest chance of success and coverage from its due diligence efforts.

The Company identifies the smelters/refiners of metals in its supply chain, including the mineral smelters/refiners who produce the refined metals and the gold refiners who produce the refined gold used in our supply chain through various means. This includes confidential communication with the Company’s immediate suppliers, specifying to direct suppliers which smelters/refiners meet the requirements of industry accepted standards for responsible mineral handling and transport, and the use of confidential information-sharing systems on suppliers and/or the contribution to or research of industry wide schemes that provide disclosures on upstream actors in the supply chain.

Once smelters/refiners who produce refined conflict minerals used in the Company’s supply chain have been identified, the Company communicates with its suppliers sourcing from those smelters/refiners and obtains from them initial information on country of mineral origin, transit and transportation routes used between the mines and the smelters/refiners, or communicates preliminary red flag evidence identified in their supply chains. The determination of whether suppliers have, or reasonably should have, identified red flags in their supply chains is based on reasonable and good faith efforts of the Company relying on the evidence generated through interactions, transactions and inquiries of the suppliers. If the Company can reasonably determine that red flags do not arise in a supplier’s supply chain, no additional due diligence is required for that supply chain.

3.	Reasonable Country of Origin Methodology

Voxx utilizes 3E’s Conflict Minerals software and services to conduct its reasonable country of origin inquiry. This has involved sending the EICC-GESI Conflict Minerals Reporting template to all of Voxx’s direct suppliers. The Template must be completed and signed by an appropriate supplier signatory. Prior to administering the Template to our suppliers in scope, the Company’s engineers reached out to suppliers in order to inform them of the requirements and timeline of the Rule and to provide advanced information related to the Template that would be forthcoming. In addition, 3E Company sent introductory letters to each of our in-scope suppliers to provide additional information about the Template that would be sent. Voxx also offered to its suppliers online training sessions, through 3E, in multiple languages, in order to assist them in their understanding and timely completion of the Template and to educate them regarding the relevant, emerging SEC requirements and Voxx’s due diligence expectations.

All responses are received and validated for the following:

•
Completeness of survey– Responses should contain all required data in the format corresponding to the survey. If responses are incomplete or inconsistent, the supplier is contacted and asked for missing or supplemental data.

•	Accuracy and completeness of data – The metal content information provided should be compared to the Company’s records for the supplier in order to ensure it supports the supplier’s disclosure.

•	Material content – The data submitted should be consistent with any internal or external sources of data, such as part of material specifications.

•
Confirmation of smelter claims – Smelter information provided is compared to industry data published on the internet, the EICC/GeSI Conflict Free Smelter (CFS) list, or other recognized smelter certification program lists.

•
Comparison of number of smelters reported to the size of the supplier – Larger suppliers are likely to source minerals from more smelters, as compared to a smaller supplier. At least one smelter should be identified for each metal contained in a product.

In addition to the administration and review of responses to the Template, members of the Company’s Conflict Minerals Process Organization traveled to the annual Consumer Electronics Show in Las Vegas, Nevada in January, 2014, in order to conduct in-person meetings with several of its top suppliers, in order to discuss the Company’s conflict mineral initiatives and provide additional information and answer inquiries related to the Template that was administered. These meetings were arranged by Voxx’s engineers through their ongoing communication with the suppliers during the due diligence process. These meetings will be conducted annually going forward as the Company believes the ability to meet with suppliers in person improves the due diligence process.

The Company will continue to refer to industry-driven programs to verify the performance of joint on-site spot checks of the smelters/refiners.

4.	Maintenance of Receivable Business Records

Voxx uses 3E Company’s database in order to maintain business records. This includes supplier responses, supplier corrective actions and risk mitigation processes. A report will be generated from 3E’s database, at least annually, outlining the information gathered and the actual and potential risks identified in the supply chain risk assessment. The report includes the suppliers currently providing conflict minerals and the metals contained; items and related suppliers with one or more red flags; suppliers with insufficient responses; suppliers with anomalies in the due diligence process that need resolution; and suppliers who fail to respond.

Although no longer part of the mandatory requirements under final rules, the storage of these metrics is an important part of demonstrating transparency and is in accordance with compliance to recommended OECD due diligence. The Supplier Database will be maintained for a minimum of five (5) years.

This will also allow Voxx to show the long-term evolution and improvement of its program to its shareholders.

5.	Results of VOXX International Corporation’s Reasonable Country of Origin Inquiry

Our evaluation encompassed 100% of the materials we purchased in 2013 from third parties. For the purpose of the Reasonable Country of Origin Inquiry, Voxx continued to receive supply chain responses through May 15, 2014. Based on the process described above, Voxx received the following results from its Reasonable Country of Origin Inquiry:

Initial Assessment and Survey
Total suppliers in scope of Conflict Minerals requirements: 592
Response rate: 50%

Supplier Responses

No Conflict Minerals in materials provided to Voxx Corp: 2,060 products
Conflict Minerals do not originate from DRC or adjoining countries: 3,834 products
Conflict Minerals source is unknown: 1,045 products

Provided below is a link to Voxx’s internet disclosure of this Conflict Minerals Report: http://investors.voxxintl.com/sec.cfm

Through Supply Chain Solutions, Voxx created and maintained a database of this information, with the assistance of 3E. A copy of the declared sources of material has been included as part of this filing in Exhibit A. The declared sources represent a summary of all available information, which has been declared by our suppliers in response to the RCOI.

6.	Future steps to be taken to improve due diligence and risk mitigation

We intend to take the following steps to improve the due diligence conducted to further mitigate the risk that the conflict minerals in our products finance or benefit armed groups in the DRC:

•	Include a conflict minerals flow down clause in new or renewed supplier contracts.

•	Engage with suppliers and direct them to information and training resources to attempt to increase the response rate and improve the content of the supplier survey responses.

•	Work through the CFSI to expand the smelters and refiners participating in the Conflict Free Smelter Program.

•
Engage any suppliers, if found to be providing us with components or materials containing conflict minerals from sources that support conflict in the DRC, to establish an alternative source of conflict minerals that does not support such conflict.

•	Work with the OECD and relevant trade associations to define and improve best practices and encourage responsible sourcing of conflict minerals.

Exhibit A.

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
ABC	ALBANIA	X
ABC	ALGERIA				X
Allydne Powder Technologies	AMERICAN SAMOA		X
Alta Group	AMERICAN SAMOA		X
Eximetal S.A.	ARGENTINA				X
ANZ	AUSTRALIA	X		X
Ausmelt Limited	AUSTRALIA				X
China Tin Smelter Co. Ltd	AUSTRALIA				X
Global Advanced Metals	AUSTRALIA			X
Heesung Metal Ltd	AUSTRALIA	X
nyrstar	AUSTRALIA				X
SHENGYI TECHNOLOGY.CO.,LTD	AUSTRALIA	X
Sumitomo Metal Mining Co. Ltd.	AUSTRALIA	X
Talison Minerals Pty Ltd	AUSTRALIA			X
TENNANT METAL PTY LTD.	AUSTRALIA				X
The Perth Mint	AUSTRALIA	X
Western Australian Mint	AUSTRALIA	X
Western Australian Mint trading as The Perth Mint	AUSTRALIA	X			X
Plansee	AUSTRIA		X	X	X
Wolfram Bergbau und Hütten AG	AUSTRIA		X
Chorus Tata Steel	BELGIUM				X
Huichang Jinshunda Tin Co. Ltd	BELGIUM				X
Jean Goldcchmidt International SA	BELGIUM		X		X
JGI	BELGIUM				X
Metallo Chimique	BELGIUM	X	X	X	X
Mineração Taboca S.A.	BELGIUM	X
nyrstar	BELGIUM				X
Umicore	BELGIUM	X
Umicore Hoboken	BELGIUM				X
Umicore Hoboken,Umicore Beligium,Umicore SA,Umicore Precious Metals Refining	BELGIUM	X
Umicore SA Business Unit Precious Metals Refining	BELGIUM	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Western Australian Mint trading as The Perth Mint	BELGIUM	X
Asahi Pretec Corp	BOLIVIA	X
Dowa	BOLIVIA				X
EM Vinto	BOLIVIA	X	X		X
Emei Hengdong	BOLIVIA	X
ENAF	BOLIVIA				X
Gejiu Zi-Li	BOLIVIA				X
Minsur	BOLIVIA				X
OMSA	BOLIVIA	X			X
Oxbow Metales Mèxico S. de R.L de C.V	BOLIVIA				X
PT Tambang Timah	BOLIVIA				X
PT Timah Bolivia	BOLIVIA				X
SGS Bolivia S.A.	BOLIVIA				X
Timah Company	BOLIVIA				X
Yantai Zhaojin Kanfort Precious Metals	BOLIVIA	X
AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL	X
Best Metais e Soldas SA	BRAZIL	X			X
CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL				X
CIF	BRAZIL			X
COBIX IND. E COM. DE METAIS LTDA.	BRAZIL				X
Companhia Industrial Fluminense	BRAZIL			X
Cooérativa Produtores de Cassiterita	BRAZIL				X
Cooper Santa	BRAZIL				X
Cooperativa Produtores de Estanho	BRAZIL				X
COOPERMETAL - Cooperative Metalurgica de Rondonia Ltda.	BRAZIL				X
Coopermetal Corp	BRAZIL				X
Estanho de Rondônia S.A.	BRAZIL				X
Eximetal S.A.	BRAZIL				X
Fundipar	BRAZIL				X
Funsur	BRAZIL				X
Furukawa Electric	BRAZIL				X
IBF IND BRASILEIRA DE FERROLIGAS LTD	BRAZIL	X			X
INBRA IND E COM DE METAIS LTDA	BRAZIL				X
Incesa Comp. Elétricos Ltda	BRAZIL				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Jiangxi Nanshan	BRAZIL				X
LSM Brasil S.A.	BRAZIL			X
Melt Metais e Ligas S.A.	BRAZIL				X
Metallo Chimique	BRAZIL	X			X
Mineração Taboca S.A.	BRAZIL	X			X
Minsur	BRAZIL				X
MK Electronics	BRAZIL	X
Ningxia Orient Tantalum Industry Co., Ltd.	BRAZIL			X
PT Timah Nusantara	BRAZIL				X
Soft Metais, Ltda.	BRAZIL				X
Super Ligas	BRAZIL				X
Thaisarco	BRAZIL				X
Umicore Brasil Ltda	BRAZIL	X
White Solder Metalurgia e Mineração Ltda.	BRAZIL				X
AIM SOLDER	CANADA				X
American Iron & Metal Co. Inc	CANADA				X
CCR Refinery – Glencore Canada Corporation	CANADA	X
Chris Carkner	CANADA				X
Essar Steel Algoma	CANADA		X		X
Feinhütte Halsbrücke	CANADA				X
Heraeus Precious Metals GmbH & Co. KG	CANADA	X
Indonesia State Tin Corporation	CANADA	X
Johnson Matthey Inc	CANADA	X
North American Tungsten	CANADA		X
Royal Canadian Mint	CANADA	X
Sumitomo	CANADA		X
Tanco	CANADA			X
W.C. Heraeus GmbH	CANADA	X
Williams Gold Refining Company	CANADA	X
Audiua, Escardida	CHILE	X
BHP Billion	CHILE	X
Codelco	CHILE	X			X
Korea Poongsan Smelting Corporation	CHILE				X
Sumitomo Metal Mining Co. Ltd.	CHILE	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Yoo Chang Metal	CHILE	X
(Yunnan) Gejiu Zili Metallurgy Co.	CHINA				X
A.L.M.T. via Sumitomo Metal Mining Co., Ltd.	CHINA		X
Acade Metals Co.,LTD	CHINA	X
Acade Noble Metal (Zhao Yuan) Corporation	CHINA	X
Academy Precious Metal (China) Co., Ltd.	CHINA	X			X
Ai-chia Industrial Co., Ltd.	CHINA				X
Allgemeine Gold	CHINA	X
Alluter Technology (Shenzhen) Co., Ltd.	CHINA		X
ALMT	CHINA	X	X	X	X
Alpha Metals	CHINA				X
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA				X
Anchen Solder Tin Products Co., Ltd	CHINA				X
ANHUI HERRMAN IMPEX CO., LTD	CHINA			X
Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA	X
ANSON SOLDER&TIN PRODUCTS MADE LTD	CHINA				X
Aoki Laboratories Ltd.	CHINA				X
Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA				X
Baiyin Nonferrous Group Co.,Ltd	CHINA	X
BeiJing General Research Institute of Mining & Metallurgy	CHINA		X
Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA				X
Beijing Zenith Materials	CHINA		X
Bejing Tian-long	CHINA		X
bolin Co.Ltd.of xi'an Univ.of Arch.&Tech	CHINA	X
BOYI METAL ELECTRO FTY.	CHINA				X
BRIGHT-E	CHINA	X			X
Buffalo Tungsten	CHINA		X
CB-Ceratizit CN	CHINA		X
Central Glass	CHINA		X
Chaina Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd	CHINA			X
Chalco Yunnan Copper Co. Ltd.	CHINA	X
Chang Chun up-optech	CHINA		X
CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	CHINA	X
Changsha Southern	CHINA			X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Changzhou Chemical Research Institute Co. Ltd.	CHINA	X
Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA			X
Chengdu Hongbo Industrial co,Ltd	CHINA		X
Chengfeng Metals Co Pte Ltd	CHINA				X
Chenzhou Gold Arrow Solder CO.,Ltd	CHINA				X
Chenzhou Yunxiang Mining Smelting Compang LTD	CHINA				X
Chenzhou,Chenzhou Mining Group	CHINA		X
Chia Tai Metal Craft Products Co., Ltd.	CHINA	X
China Alluter Technology (Shenzhen) Co.,Ltd.	CHINA		X
china cold international resources corp.ltd	CHINA	X
China Golddeal Investment Co. Ltd	CHINA	X
CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH	CHINA				X
China Hiroshima Xi Nandan Chinese tin sets Foundation	CHINA				X
China Hongqiao	CHINA				X
China Minmetals	CHINA		X
China Minmetals Nonferrous Metals Co Ltd	CHINA	X	X	X
China Nandan	CHINA				X
China National Gold Group Corporation	CHINA	X
China National Nonferrous	CHINA	X	X	X	X
CHINA SHANDONG YANTAI GAOJINLI HUGUIJIN CO.,LTD	CHINA	X
China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	CHINA			X
China Sino-Platinum Metals Co.,Ltd	CHINA	X
China Tin Group Co., Ltd.	CHINA				X
China Tin Lai Ben Smelter Co., Ltd.	CHINA				X
China Tin Smelter Co. Ltd	CHINA				X
China YunXi mining	CHINA				X
China's nonferrous mining group co., LTD	CHINA	X
ChineseGuangxiNantansintertingroup	CHINA				X
Chongyi Zhangyuan Tungsten Co Ltd	CHINA	X	X	X
CHUTAN GANXIAN COUNTY, JIANGXI, China	CHINA				X
Cloud Hunan, Chenzhou Co., Ltd.	CHINA	X
CNMC (Guangxi) PGMA Co. Ltd.	CHINA				X
Conghua Tantalum & Niobium Smeltery	CHINA			X
Cookson Alpha Metals (Shenzhen) Co., Ltd.	CHINA				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Daye Non-Ferrous Metals Mining Ltd.	CHINA	X
Dayu Weiliang Tungsten Co., Ltd.	CHINA		X	X
Department of Public Safety	CHINA	X
Doctor of solder products Co., LTD	CHINA				X
Dongguan CameroonChemical Materials Co., Ltd	CHINA	X
DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	CHINA				X
Dongguan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA	X
Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA	X
Dongguan Qiandao	CHINA				X
DONGGUAN SOLME HARDWARE.CO.,LTD	CHINA	X			X
Dongguan Standard Electronic Material Co Ltd	CHINA	X
DONGGUANG JINNJI PRECISION DIE MACHINE INC.	CHINA	X			X
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA	X
Dong-Wo Co., Ltd.	CHINA	X
Dowa Metanix Co.Ltd	CHINA	X
Duoluoshan	CHINA	X	X	X	X
DUOXIN	CHINA	X
EBARA-UDYLITE	CHINA				X
ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA	X
Electroloy Technologies Pte Ltd	CHINA				X
Emei Hengdong	CHINA		X
F&X Electro-Materials Ltd.	CHINA	X		X	X
Feinhütte Halsbrücke	CHINA				X
Fuji Metal Mining	CHINA				X
Fujian Jinxin Tungsten Co., Ltd.	CHINA		X	X
Fujian Nanping	CHINA			X
FUJIAN ZIJIN COPPER INDUSTRY CO.,LTD	CHINA				X
Gan Bei Tungsten Industry	CHINA		X
Gansu Seemine Material High-Tech Co. Ltd.	CHINA	X
Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA	X
Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA	X	X	X	X
Ganzhou Hongfei W&Mo Materials Co., Ltd.	CHINA		X
Ganzhou Huaxin Tungsten Products Ltd	CHINA	X	X	X	X
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA		X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA		X	X
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA		X	X	X
Ganzhou Sinda W&Mo Co. Ltd.	CHINA			X
GANZHOU TEJING TUNGSTEN & MOLYBDENUM CO.,LTD	CHINA		X
Ge Jiu Lian Chang	CHINA				X
Geib Refining Corp.	CHINA				X
Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA	X			X
GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA				X
Gejiu Jinye Mineral Co,.Ltd	CHINA				X
Gejiu Yunxi Group Corp.	CHINA				X
GEJIU YUNXIN COLORED ELECTROLYTIC CO.,LTD	CHINA				X
Gejiu Zi-Li	CHINA				X
GEJIU ZILI MINING&SMELTING CO. LTD.	CHINA	X
Global Tungsten & Powders Corp	CHINA		X
Gold Bell Group	CHINA	X			X
Gold Mining in Shandong(Laizhou)	CHINA	X
Gold trading company, Ltd.	CHINA	X
Golden Egret	CHINA		X	X
Gold-Zhaoyuan	CHINA	X
gong an ju	CHINA	X
Goodway	CHINA				X
GRANDE	CHINA				X
Growing and Chemical (Suzhou) Co., Ltd.	CHINA				X
Guandong Jinding Material Co., Ltd.	CHINA	X
guang dong jin xian gao xin cai liao gong si	CHINA	X
Guang Xi Hua Xi Corp	CHINA				X
Guang Xi Liu Xhou	CHINA				X
Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd	CHINA		X
GUANGDONG HUA JIAN TRADE DO.,LTD	CHINA	X
Guangdong Jin Xian Gao Xin Cai Liao Gong Si	CHINA	X
Guangdong Jinding Gold Limited	CHINA	X
Guangdong Jinding Material co., Ltd.	CHINA	X
Guangdong MingFa Precious Metal Co.,Ltd	CHINA	X
Guangdong Province Jinding Materials CO Ltd(Suzhou Xingrui Noble)	CHINA	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA		X
Guangxi China Tin Group	CHINA				X
Guangxi Huaxi Group Limited	CHINA				X
Guangxi Jin Lian	CHINA				X
Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company	CHINA				X
GUANGXI PINGGUI PAMA CO.,LTD	CHINA				X
GuangZHou Jin Ding	CHINA	X
Guangzhou King's high-tech materials	CHINA	X
GUANGZHOU PACIFIC TINPLATE CO,.LTD.	CHINA				X
Guangzhou Special Copper & Electronics Material Co.,LTD	CHINA				X
GUANGZHOUHANYUAN ELECTRONIC TECH.CO.LTD	CHINA	X
GuanXi China Tin Group Co., LTD.	CHINA				X
Guixi Smelter	CHINA	X			X
Han River Pelican Pelican State Alloy Co., Ltd.	CHINA		X
Hang Technology	CHINA	X
HE NAN SAN MEN XIA GOLD SMELTING PLANT	CHINA	X
Henan Zhongyuan Refinery & Henan San Men Xia	CHINA	X
HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.	CHINA	X
Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA	X
Henan Zhongyuan Gold Smelter Co., Ltd.	CHINA	X			X
Heraesu Zhaoyuan Changshu Electronic Material	CHINA				X
Heraeus	CHINA	X
Heraeus (Zhaoyuan )Precious Metal Materials Co., Ltd	CHINA	X
Heraeus Ltd Hong Kong	CHINA	X			X
Heraeus Materials Technology GMBH&CO.KG	CHINA	X
Heraeus Precious Metals GmbH & Co. KG	CHINA	X
Heraeus Technology Center	CHINA	X			X
Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA	X			X
Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	CHINA	X
HeTai Gold Mineral GuangDong Ltd. Co.	CHINA	X
High Quality Technology Co., Ltd	CHINA				X
High-Power Surface Technology	CHINA				X
Hong-Qiao Co., Ltd.	CHINA				X
Hon-Hai	CHINA	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA				X
HuanggangTongding Metal Material Co.,Ltf	CHINA				X
Huaxi Group of Nandan	CHINA				X
Huaxi Guangxi Group	CHINA				X
HUAXI TIN (LIUZHOU) CO. LTD	CHINA				X
Huichang Jinshunda Tin Co. Ltd	CHINA				X
Huichang Shun Tin Kam Industries Ltd	CHINA				X
Huizhou Tin High-tech Co., Ltd.	CHINA				X
Hunan Chaungda	CHINA		X
Hunan Chenzhou Mining Group Co	CHINA	X		X
Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA		X		X
Hunan Xianghualing tin Co. ltd	CHINA				X
Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA		X
ICBC	CHINA	X
Increasingly and Chemical (Suzhou) Co., Ltd.	CHINA				X
Indra Eramulti Logam	CHINA				X
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	X
INNOVATION FACTORY, OLD TOWN ,GEJIU, HONGHE HANI YI AUTONOMOUS PREFECTURE,YUNNAN ,CHINA	CHINA				X
ISLAND GOLD REFINERY	CHINA	X
Japan New Metals Co Ltd	CHINA		X
JAU JANQ ENTERPRISE CO., LTD.	CHINA				X
JCC	CHINA		X
Jian De City hengshan Tungsten Indstry Co.,Ltd	CHINA		X
Jiangsu Hetian Technological Material Co.,Ltd	CHINA		X
Jiangsu Sue large special chemical reagent Co., LTD	CHINA	X
Jiangxi Copper Company Limited	CHINA				X
Jiangxi Jinshunda Tin Co. Ltd.	CHINA				X
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA		X
Jiangxi Nanshan	CHINA	X			X
Jiangxi Province	CHINA		X
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	X	X	X
Jiangxi Shunda Huichang Kam Tin Co.,LTD	CHINA				X
Jiangxi Tungsten Co Ltd	CHINA	X		X	X
Jiangxi Yichun	CHINA			X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Jie sheng	CHINA	X
Jilin Sichuan	CHINA		X
Jin Dong Heng	CHINA	X
Jin Jinyin refining company limited	CHINA	X
Jin Li Chang	CHINA				X
Jin Tian	CHINA				X
Jin Zhou	CHINA		X		X
JinBao Electronic Co.,Ltd.	CHINA	X
Jinfeng Gold Mine Smelter	CHINA	X
Jinlong Copper Co.,Ltd.	CHINA	X
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA			X
Jiujiang Tanbre Co., Ltd.	CHINA			X
Johnson Matthey Hong Kong Ltd	CHINA	X
Ju Tai Industrial Co., Ltd.	CHINA				X
JX Nippon Mining and Metals	CHINA		X
Kai Unita Trade Limited Liability Company	CHINA				X
Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA				X
Kanfort Industrial (Yantai)	CHINA	X
Kanto Denka Kogyo	CHINA		X
Kee Shing	CHINA	X
Ketapang	CHINA				X
Kewei Tin Co., Ltd.	CHINA				X
King-Tan Tantalum Industry Ltd	CHINA			X
Kunming High-tech Industrial Developing Area	CHINA				X
Kunshan Aisen	CHINA				X
Kunshan concentric surface technology co., LTD	CHINA				X
Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA	X
KUNSHAN SHING LEE SOLDER MANUFACTURING CO.,LTD.	CHINA				X
Kuntai	CHINA				X
Laibin Huaxi Smeltering Co.,Ltd	CHINA				X
Laibin Smeltery of Liuzhou China Tin Group	CHINA				X
Laizhou,Shandong	CHINA	X
LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.	CHINA				X
Lee Cheong Gold	CHINA				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA				X
Li Hong, Wuxi Electronic Materials Co.,Ltd	CHINA				X
Lichung Soldering Manufacturing Co.,Ltd	CHINA				X
Lifu Precious Metals company limited	CHINA	X
Lingao Gold	CHINA	X
Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	X			X
Lingu Xianggui Smelter Co., Ltd	CHINA				X
LiQiao plating	CHINA				X
LITTELFUSE	CHINA				X
Liuzhou China Tin	CHINA				X
London Metal Exchange (LME)	CHINA	X
Ltd. Gold trading company	CHINA	X
Luo men ha si	CHINA	X
Luo Yang ZIJIN YINHUI Gold Smelting Co., Ltd.	CHINA	X
Luoyang Kewei Molybdenum & Tungsten Co. LTD	CHINA			X
Luoyang Zijin Yinhui Gold Smelting Co. Ltd.	CHINA	X
Ma On Shuguang Smelting Plant	CHINA				X
Material Technology Co., Ltd. Shenzhen Fu Chun	CHINA	X
Meng Neng	CHINA				X
Metallic Materials Branch L of Guangxi China Tin Group CO.,LTD	CHINA				X
Metalor Shanghai	CHINA	X
Metalor Technologies (Hong Kong) Ltd	CHINA	X
Metalor Technologies (Singapore) Pte. Ltd.	CHINA	X
Metalor Technologies (Suzhou) Ltd.	CHINA	X
Ming Li Jia smelt	CHINA				X
Minmetals Ganzhou Tin Co. Ltd.	CHINA		X		X
Minsur	CHINA				X
Minsur, Chengfeng Metals Co Pte Ltd	CHINA				X
Mits-Tec (Shanghai) Co. Ltd.	CHINA				X
Mitsubishi Materials Corporation	CHINA				X
Mitsui & Co Precious Metals Inc	CHINA	X
Monopoly Ltd. Zhuhai toxic materials	CHINA	X
Multiple Xin Precision Metal Electroplating Factory	CHINA				X
Nancang Metal Material Co.,Ltd	CHINA				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Nanchang Cemented Carbide Limited	CHINA	X	X	X
NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA	X
Nankang Nanshan Tin Manufactory Co Ltd	CHINA				X
NANSHAN TINNING	CHINA				X
Nantong Tongjie Electrical Co., Ltd.	CHINA			X
New Mining Co., Ltd.	CHINA				X
Nihon Genma Co., LTD	CHINA				X
Nihon Material Co. LTD	CHINA	X
Ningbo Jintian copper (Group ) Company Limited	CHINA				X
Ningbo Kangqiang	CHINA	X
Ningbo Yinzhou Ningbo of precious metal recycling plant	CHINA	X
NINGBO YINZHOU TIN BRONZE BRONZE BELT CO.,LTD	CHINA				X
NingBo YunJia Metal Material Co., LTD.	CHINA				X
NingHua XingluoKeng TungSten Mining CO., LID	CHINA		X	X
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA		X	X
Nippon Tungsten (Shanghai) Commerce Co., Ltd.	CHINA		X
Oki Copper and Brass Industry Co., Ltd.	CHINA				X
ongguan Tangxia re- sho	CHINA	X			X
Penglai Pengang Gold Co. Ltd	CHINA	X
PGMA	CHINA				X
PT Koba Tin	CHINA				X
Public Security Bureau	CHINA	X
QianDao Co. ,ltd	CHINA				X
Realized the enterprise co., ltd.	CHINA	X
RFH	CHINA	X
RFH Tantalum Smeltry Co., Ltd	CHINA			X
Rohm & Hass	CHINA	X			X
Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA	X
SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D ,LTD.,CO	CHINA				X
seirenngyousya	CHINA				X
Senju Metal Industries	CHINA				X
Shan Dong Huangjin	CHINA	X
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA				X
Shandon Jin Jinyin Refining Limited	CHINA	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Shandong Gold Group Ltd	CHINA	X
Shandong gold smelting plant	CHINA	X
shandong huangjin	CHINA	X
Shandong Jun Mai Fu	CHINA	X
Shandong Tiancheng Biological Gold Industrial Co.	CHINA	X
Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	X			X
Shangdong zhaoyuanzhaojin Company	CHINA	X
Shanghai Baosteel	CHINA				X
Shanghai Gold Exchange	CHINA	X
Shanghai gold trader	CHINA	X
Shanghai Jiangxi Metals Co., Ltd	CHINA			X
Shanghai Jinsha Shiye Co.,Ltd.	CHINA	X
Shanghai New Solar	CHINA				X
Shanghai SIGMA METALS INC.	CHINA				X
SHANGHAI XINYANG SEMICONDUCTOR MATERIALS CO., LTD	CHINA				X
Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA				X
ShangHai YueQiang Metal Products Co., LTD	CHINA				X
Shao Xing Tian Long Tin Materials Co. LTD.	CHINA				X
shen zhen qi xiang da hua gong gong si	CHINA				X
Shen Zhen Thousand Island Ltd.	CHINA	X
SHENMAO TECHNOLOGY INC.	CHINA				X
Shenxhen Tiancheng Chemical Co Ltd	CHINA	X
Shenzhen Aijiafa Industrial Co., Ltd.	CHINA				X
Shenzhen Anchen Soldering Tin Product Co., Ltd.	CHINA				X
SHENZHEN BOSHIDA SODERING TININDUUSTRIAL CO,LTD	CHINA				X
SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA				X
Shenzhen fujun material technology co.,ltd	CHINA	X
Shenzhen hao hardware plastic co., LTD	CHINA	X
Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA	X
Shenzhen hong star granville solder products co., LTD	CHINA				X
SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	CHINA				X
Shenzhen Hua Ao Surface Treatment Technology Co., Ltd.	CHINA	X
Shenzhen keaixin Technology	CHINA				X
SHENZHEN LIANFENG HARDWARE PLASTIC CO.,LTD-TIANLIANG PLATING FACTORY	CHINA	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Shenzhen new jin spring solder products Co., LTD	CHINA				X
Shenzhen Qi Xiang Da Chemical Company	CHINA				X
Shenzhen Qi Xiang da Hua Gong Gong Si	CHINA				X
SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA				X
SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA	X
ShenZhen urban pubic bureau of China	CHINA	X
Shenzhen Yi Cheng Industrial	CHINA				X
SHINKO ELECTRIC INDUSTRIES CO., LTD.	CHINA	X
Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA				X
Sichuan Guanghan Jiangnan casting smelters	CHINA				X
Sichuan Metals & Materials Imp & Exp Co Ltd	CHINA		X
Sincemat Co, Ltd	CHINA		X
SINO-PLATINUM METALS CO.,LTD	CHINA	X
SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA	X	X
Smelting Branch of Yunnan Tin Company Ltd	CHINA				X
Soft Metais, Ltda.	CHINA				X
Solar Applied Materials Technology Corp.	CHINA	X
Solartech	CHINA	X
Solder-MIC	CHINA				X
Soochow University's	CHINA	X
Souzhou XingRui Noble	CHINA	X
STANDARD (GROUP) LTD	CHINA	X
Sumitomo	CHINA	X	X
Sumitomo Metal Mining Co. Ltd.	CHINA		X
SUN SURFACE TECHNOLOGY CO.,LTD	CHINA				X
Super Dragon Technology Co., Ltd.	CHINA	X
Suzhou Jinyi jewelry factory	china				X
Suzhou Lianda special metal materials Co., Ltd.	CHINA	X
Suzhou Xingrui Noble	CHINA	X
Tai zhou chang san Jiao electron Co.,Ltd	CHINA	X
Taicang City Nancang Metal Material Co., Ltd	CHINA				X
Taiwan Qing Gao Qi Ye You Xian Gong Si	CHINA				X
Taiwan Total Co. Ltd.	CHINA				X
Taiyo Nippon Sanso Taiwan, Inc.	CHINA		X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
TAIZHOU CITY LONG TRIANGLE ELECTRONICS CO.,LTD.	CHINA	X
Taizhou City Yangtze River Delta Electron Ltd.	CHINA	X
Taizhou Delta Electronics Co., Ltd.	CHINA	X
Talcang City Nankang Metal Materila Co., Ltd	CHINA	X			X
The Department of Public Safety	CHINA	X
The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA	X
The Great Wall Gold and Silver Refinery of China	CHINA	X
The Refinery of Shandong Gold Mining Co. Ltd	CHINA	X
The Swiss METALOR Group	CHINA	X
TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA				X
Tim Plating Gejiu	CHINA				X
Tin Products Manufacturing Co. Ltd.	CHINA				X
TIN SHARES	CHINA				X
Tong Ding Metal Materials Co., Ltd.	CHINA				X
Tong Ling Jin Dian electrical technology CO. LTD.	CHINA	X
Tongling Nonferrous Metal Group Co. Ltd	CHINA	X			X
Toshiba Material Co., Ltd	CHINA		X
Transaction authorities in Chaina	CHINA	X
Traxys	CHINA				X
Ulba	CHINA			X
ULVAC	CHINA		X
UNITED STATES OF AMERICA UNIVERTICAL INTERNATIONAL (SUZHOU) CO., LTD	CHINA	X			X
Univertical International	CHINA				X
Unvertical International(Suzhou)Co.,Ltd	CHINA				X
Vishay Intertechnology	CHINA				X
Wen Cheng Co., Ltd.	CHINA				X
Western Metal Materials Co.,ltd	CHINA		X
WIELAND METALS SHANGHAI LTD.	CHINA	X
Win Tin Co., Ltd. Yongkang Hiroshima	CHINA				X
Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA				X
Wolfram Company CJSC	CHINA		X
Wu Xi Shi Yi Zheng Ji Xie She Bei	CHINA				X
WUHU ZHONGYUAN METAL SHEET AND FOIL CO.,LTD	CHINA				X
Wujiang City Luxu Tin Factory	CHINA				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Wuxi Lantronic Electronic Co Ltd	CHINA				X
Wuxi Middle Treasure Materials	CHINA	X
WUXI YUNXI SANYE SOLDER FACTORY	CHINA				X
Wynn xin	CHINA				X
XI YE	CHINA				X
Xiamen Tungsten（H.C.）Co., Ltd.	CHINA		X
Xiamen Carbide Ltd.	CHINA		X
Xiamen Golden Egret Special Alloy (HC) Co. Ltd.	CHINA	X	X
Xiamen Hongfa	CHINA				X
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	X	X
Xiamen Tungsten Co Ltd	CHINA	X	X	X
XiHai	CHINA				X
XIN FURUKAWA METAL(WUXI)CO.,LTD	CHINA				X
Xin Tongding	CHINA				X
XIN WANG copper smelter	CHINA				X
Xingrui Noble Metal Material Co Ltd	CHINA				X
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA		X
Xinke precision copper strip Co., Ltd.	CHINA				X
XinYe Co. Ltd	CHINA	X
YAITAI,SHANDONG RECRUITS THE INCORPORATED COMPANY OF THE GOLD LI BLESSING PRECIOUS METAL	CHINA	X
YAN THAI ZHAOJIN KANFORT PRECISION MOTALS INCORPORATED COMPANY	CHINA	X
Yangzhou Genesis	CHINA	X
Yannan Tin Group(Holding)Co.,Ltd	CHINA				X
Yantai Kanfort Pioneer Metals Corporation	CHINA	X
Yantai Zhaojin Kanfort Precious Metals	CHINA	X
Yantai Zhaojin Precious Metals Co., Ltd.	CHINA				X
Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA	X
Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA				X
Yoo Chang Metal	CHINA	X
YQ	CHINA				X
YTMM	CHINA				X
Yuecheng Tin com.,LTD	CHINA				X
yun nan xi ye gufen youxian gongsi	CHINA				X
Yun Xi	CHINA				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Yunan Chengfeng	CHINA				X
YUNAN CHENGFENG NONFERROUS METALS CO.,LTD	CHINA				X
Yun'an Dian'xi Tin Mine	CHINA				X
Yunna Thin Company Groupe Limited	CHINA				X
Yunnan Chengfeng	CHINA	X
Yunnan Chengfeng Non-Ferrous Metals Co Ltd	CHINA	X			X
Yunnan Chengo Electric Smelting Plant	CHINA				X
Yunnan Dianxi Tin Mine	CHINA				X
YunNan Gejiu Yunxin Electrolyze Limited	CHINA				X
Yunnan Gejiu Zili Metallurgy Co.,Ltd	CHINA				X
Yunnan Metallurgical Group Co.,Ltd	CHINA				X
Yunnan Tin Company Limited	CHINA	X			X
Yunnan Tin Industry Gejiu Smelter	CHINA				X
YUNNAN TRAVEL WIND NON-FERROUS METAL SHARES LIMITED	CHINA				X
Yunnan Xiye	CHINA				X
YUNNAN YUN SHARES OF COPPER-ZINC INDUSTRY LIMITED	CHINA				X
Yunnan, China Rare Metal Materials Company	CHINA				X
YUNSIN	CHINA				X
YUNXI, YUNNAN	CHINA				X
Yunxin Non-ferrous Electroanalysis Ltd.	CHINA	X			X
Zhangzhou Macro Real Non-Ferrous Metals	CHINA				X
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA				X
zhao jin mining Industry Co.'Ltd	CHINA	X
Zhao yuan gold smelter of ZhongJin gold corporation	CHINA	X
Zhaojin Gold and Silver Refinery Limited	CHINA	X			X
Zhaojin Gold Argentine refining company limited	CHINA	X
Zhaojin Group co., ltd	CHINA	X
Zhaojin Lai Fuk	CHINA	X
Zhaojin Mining Industry	CHINA	X
Zhaojin refining	CHINA	X
Zhaoyuan Gold mine	CHINA	X
Zhaoyuan gold smelting co., LTD	CHINA	X
zhaoyuan zhaojin,shandong,China	CHINA	X
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Zhejiang Huangyan Xinqian Electrical Parts Factory	CHINA				X
ZHEJIANG STRONG SOLDER MATERIALS	CHINA				X
Zhen bo shi ye Co., LTD	CHINA				X
ZHENXIONG COPPER GROUP CO., LTD	CHINA				X
Zhongjin Gold Corporation Limited	CHINA				X
Zhongkuang Gold Industry Limited Company	CHINA	X
ZHONGSHAN HYPER-TOXIC SUBSTANCE.MORWPOLICED.CO.LTD	CHINA	X
Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA	X
ZhongShi	CHINA				X
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	X			X
Zhonshan Public Security Bureau Guangdong	CHINA	X
Zhuhai Co., Ltd. Hai Yuxin Xi	CHINA				X
Zhuhai Horyison Solder Co.,Ltd	CHINA				X
Zhuhai Quanjia	CHINA				X
Zhuzhou Cemented Carbide Group Co Ltd	CHINA	X	X	X
ZHUZHOU SMELTER GROUP CO., LTD	CHINA				X
Zi Jin Copper	CHINA				X
Zi Jin Yinhui gold smelters in Luoyang	CHINA	X
Zijin Kuang Ye Refinery	CHINA	X
Zijin Mining Group Co. Ltd	CHINA	X			X
Zuhai Horyison Solder Co.,Ltd.	CHINA				X
North American Tungsten	COLOMBIA		X
Constellium Extrusions Decin s.r.o.	CZECH REPUBLIC				X
Kovohute Pribram Nastupinicka, A.S.	CZECH REPUBLIC				X
Molycorp Silmet A.S.	ESTONIA			X
Plansee	ESTONIA			X
Ethiopian Minerals Development Share Company	ETHIOPIA			X
Ningxia Orient Tantalum Industry Co., Ltd.	ETHIOPIA			X
Arcelor La Plaine	FRANCE				X
Baud Industrie	FRANCE				X
Grant Manufacturing	FRANCE				X
Heraeus	FRANCE				X
IPS	FRANCE				X
LINXENS	FRANCE	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
metaconcept france	FRANCE				X
Orelec	FRANCE	X
PBT	FRANCE				X
Traxys	FRANCE				X
5N Plus	GERMANY				X
A.M.P.E.R.E	GERMANY				X
Allgemeine Gold	GERMANY				X
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	X
Atotech	GERMANY				X
Aurubis AG	GERMANY	X
Aurubis,Norddeutsche Affinererie AG	GERMANY	X
BALVER ZINN Josef Jost GmbH & Co.KG	GERMANY				X
Bauer Walser AG	GERMANY	X
BNT Chemicals Gmbh	GERMANY				X
Brinkmann Chemie AG	GERMANY				X
CeramTec	GERMANY		X
CNMC (Guangxi) PGMA Co. Ltd.	GERMANY				X
Doduco GmbH	GERMANY	X
Dr.-Ing. Max Schlötter GmbH & Co. KG	GERMANY				X
ESG Edelmetallservice GmbH & Co. KG	GERMANY	X
Feinhütte Halsbrücke	GERMANY				X
Gebrueder	GERMANY				X
Gomat-e-K.	GERMANY				X
Grillo Handel	GERMANY				X
H.C. Starck	GERMANY			X	X
H.C. Starck Group	GERMANY			X
HC Starck GmbH	GERMANY		X
Heimerle + Meule GmbH	GERMANY	X			X
Heraeus	GERMANY				X
Heraeus Germany	GERMANY				X
Heraeus Materials Technology GMBH&CO.KG	GERMANY				X
Heraeus Precious Metals GmbH & Co. KG	GERMANY	X			X
HMG	GERMANY	X
Innova Recycling GmbH	GERMANY			X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
KME Brass Germany GmbH	GERMANY				X
Kyocera	GERMANY	X
LBMA	GERMANY	X
LONDON BULLION MARKET ASSOCIATION	GERMANY	X
MCP HEK GmbH	GERMANY				X
Metalor Germany	GERMANY	X
Multiple	GERMANY				X
OMG GALVANOTECHNIK	GERMANY	X
Plansee	GERMANY			X
Richard Stenzhorn GmbH	GERMANY				X
Rohm & Hass	GERMANY				X
RST	GERMANY				X
Salzgitter	GERMANY				X
Sandvik Material Technology	GERMANY		X
SCHOOT	GERMANY	X
Süddeutsche Metallhandels-gesellschaft mbH	GERMANY				X
Sundwiger Messingwerk GmbH & Co.KG	GERMANY				X
Umicore Galvanotechnik GmbH	GERMANY	X
WC Heraeus Hanau	GERMANY				X
Westfalenzinn	GERMANY				X
Westmetall GmbH & Co. KG	GERMANY				X
Wieland Werke AG	GERMANY				X
Wilhelm Grillo Handelsgesellschaft mbH	GERMANY				X
Wilhelm Westmetall	GERMANY				X
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	GERMANY				X
Yuntinic Chemical GmbH	GERMANY				X
Aoki Laboratories Ltd.	HONG KONG				X
Cheong Hing	HONG KONG	X
F&X Electro-Materials Ltd.	HONG KONG			X
Heraeus	HONG KONG	X
Heraeus Electronic Materials Phils.,Inc.	HONG KONG	X
Heraeus Ltd Hong Kong	HONG KONG	X	X
Heraeus Technology Center	HONG KONG				X
Johnson Matthey Hong Kong Ltd	HONG KONG	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Kee Shing	HONG KONG	X
LBMA	HONG KONG	X
Metalor Technologies (Hong Kong) Ltd	HONG KONG	X
Mitsui & Co Precious Metals Inc	HONG KONG	X
Mitsui Global Precious Metals .INC	HONG KONG	X
Scotia Mocatta	HONG KONG	X
Standard Bank	HONG KONG	X
The Bank of Nova Scotia (LMBA)	HONG KONG	X
Uniforce Metal Industrial Corp.	HONG KONG	X
W.C. Heraeus GmbH	HONG KONG	X
WANG TING	HONG KONG	X
Graphite India Limited	INDIA		X
Metallurgical Products India (Pvt.) Ltd.	INDIA			X
The Hutti Gold Company	INDIA	X
Amalgamated Metal Corporation Plc	INDONESIA				X
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	INDONESIA				X
Bangjia Island	INDONESIA				X
Banka	INDONESIA				X
Bonoka.Beliting Indonesia	INDONESIA				X
Bukit Timah	INDONESIA				X
Caridad	INDONESIA	X
CHAINBOW	INDONESIA				X
Cooper Santa	INDONESIA				X
CV DS Jaya Abadi	INDONESIA		X
CV Duta Putra Bangka	INDONESIA				X
CV Gita Pesona	INDONESIA				X
CV JusTindo	INDONESIA				X
CV Makmur Jaya	INDONESIA				X
CV Nurjanah	INDONESIA	X			X
CV Serumpun Sebalai	INDONESIA				X
CV United Smelting	INDONESIA	X			X
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	INDONESIA	X
DYFENCO GREEN APPLIED MATERIAL CO., Ltd	INDONESIA				X
Huichang Jinshunda Tin Co. Ltd	INDONESIA				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
IBF IND BRASILEIRA DE FERROLIGAS LTD	INDONESIA				X
Indoneisan State Tin Corporation Mentok Smelter	INDONESIA				X
Indonesian Tin Ingot	INDONESIA				X
JX Nippon Mining and Metals	INDONESIA				X
Kihong T&G	INDONESIA				X
KOBA	INDONESIA	X			X
Kojima Chemicals Co. Ltd	INDONESIA				X
Malaysia Smelting Corp	INDONESIA		X		X
Metallo Chimique	INDONESIA				X
Minsur	INDONESIA				X
Mitsubishi Corporation RtM Japan Ltd	INDONESIA				X
MK Electronics	INDONESIA				X
Montok Smelter	INDONESIA				X
Nentok	INDONESIA				X
NGHE TIN NON-FERROUS METAL	INDONESIA				X
OMSA Indonesia	INDONESIA				X
P.T. Tambang Timah	INDONESIA				X
PAN LIGHT CORP	INDONESIA				X
PT Alam Lestari Kencana	INDONESIA				X
PT Aneka Tambang (Persero) Tbk	INDONESIA	X			X
PT Artha Cipta Langgeng	INDONESIA				X
PT ATD Makmur Mandiri	INDONESIA				X
PT Babel Inti Perkasa	INDONESIA	X			X
PT Babel Surya Alam Lestari	INDONESIA	X			X
PT Bangka Kudai Tin	INDONESIA	X			X
PT Bangka Putra Karya	INDONESIA	X			X
PT Bangka Timah Utama Sejahtera	INDONESIA	X			X
PT Bangka Tin Industry	INDONESIA				X
PT Belitung Industri Sejahtera	INDONESIA	X			X
PT BilliTin Makmur Lestari	INDONESIA	X			X
PT Bukit Timah	INDONESIA	X			X
PT Citralogam	INDONESIA				X
PT DS Jaya Abadi	INDONESIA				X
PT Eunindo Usaha Mandiri	INDONESIA	X			X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
PT Fang Di MulTindo	INDONESIA	X			X
PT HP Metals Indonesia	INDONESIA	X			X
PT Karimun Mining	INDONESIA				X
PT Koba Tin	INDONESIA	X		X	X
PT Mitra Stania Prima	INDONESIA	X			X
PT NATARI	INDONESIA				X
PT Panca Mega	INDONESIA				X
PT Prima Timah Utama	INDONESIA				X
PT Putra Karya	INDONESIA			X	X
PT Refined Banka Tin	INDONESIA	X			X
PT Sariwiguna Binasentosa	INDONESIA	X			X
PT Seirama Tin investment	INDONESIA				X
PT Solder Indonesia	INDONESIA				X
PT Stanindo Inti Perkasa	INDONESIA	X			X
PT Sumber Jaya Indah	INDONESIA	X			X
PT Supra Sukses Trinusa	INDONESIA				X
PT Tambang Timah	INDONESIA	X			X
PT Timah	INDONESIA	X			X
PT Timah Nusantara	INDONESIA	X			X
PT Tinindo Inter Nusa	INDONESIA	X			X
PT Tommy Utama	INDONESIA				X
PT Yinchendo Mining Industry	INDONESIA	X			X
RBT	INDONESIA				X
Redsun	INDONESIA				X
rui sheng	INDONESIA	X
SELYANG SOLDER SDN.BHD	INDONESIA				X
senju	INDONESIA				X
SIP	INDONESIA				X
Solderindo	INDONESIA				X
Sumitomo Metal Mining Co. Ltd.	INDONESIA				X
TBD	INDONESIA				X
Timah Company	INDONESIA	X			X
Uniforce Metal Industrial Corp.	INDONESIA				X
Unit Metalurgi PT Timah (Persero) Tbk	INDONESIA				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Unit Timah Kundure PT Tambank	INDONESIA				X
UNITED SMELTER	INDONESIA				X
Univertical International	INDONESIA				X
Yunnan Tin Company Limited	INDONESIA				X
ALMAG	ITALY				X
BARBERO METALLI S.p.A.	ITALY				X
Chimet S.p.A.	ITALY	X
Cofermetal	ITALY				X
F.LLI COSTA	ITALY				X
GALF S.R.L. SPECIAL ALUMINIUM ALLOYS	ITALY				X
HERAEUS S.P.A.	ITALY				X
KME BRASS ITALY	ITALY				X
RAFFMETAL SPA	ITALY				X
SACAL SPA	ITALY				X
trafilerie carlo gnutti	ITALY				X
A.L.M.T. Corp.	JAPAN		X
AGR Matthey	JAPAN	X
Aida Chemical Industries Co. Ltd.	JAPAN	X	X
Allied Material Corp	JAPAN			X	X
Arroz Corporation	JAPAN		X	X
Asahi Pretec Corp	JAPAN	X	X
Asahi Seiren Co., Ltd	JAPAN				X
Asaka Riken Co Ltd	JAPAN	X
Axis Material Ltd	JAPAN		X
Butterworth	JAPAN				X
C.Uyemura & CO.,Ltd	JAPAN	X
Central Glass	JAPAN		X
Chugai Mining	JAPAN	X
CHUGAI MINING CO.,LTD	JAPAN	X
Cojima Chemicals Co., Ltd.	JAPAN	X
Copyr Gold shousha	JAPAN	X
CV United Smelting	JAPAN				X
DAIDO STEEL	JAPAN		X	X
Daiki Aluminium Industry Co., Ltd.	JAPAN				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Dawa Matals & Mining Co.,Ltd	JAPAN				X
Doi field Metals Co., Ltd.	JAPAN				X
Dowa	JAPAN	X
Dowa Kogyo k.k	JAPAN				X
Dowa Metals & Mining Co. Ltd	JAPAN				X
E-CHEM Enterprise Corp	JAPAN	X
Eco-System Recycling Co., Ltd.	JAPAN	X
Furukawa Electric	JAPAN				X
Global Advanced Metals	JAPAN			X	X
Gold trading company, Ltd.	JAPAN	X
Gold trading room	JAPAN	X
H.C. Starck	JAPAN		X	X	X
Harima Smelter	JAPAN	X
Highjent Technology	JAPAN				X
Hisikari Mine	JAPAN	X
Hitachi Cable	JAPAN				X
Hitachi Metals Ltd.	JAPAN		X
hitachi seiren	JAPAN				X
Hitachi Smelting Co., Ltd.	JAPAN				X
Hunan Chenzhou Mining Group Co	JAPAN		X
Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	JAPAN		X
Ishifuku Metal Industry Co., Ltd.	JAPAN	X
Ishihara Chemical Co. Ltd.	JAPAN				X
Ishikawa Metal Co., Ltd.	JAPAN				X
Isifuku kinzoku kougyo souka kojyo	JAPAN	X
Izawa Metal Co., Ltd	JAPAN		X
Japan Chofu manufacturing plant	JAPAN				X
Japan Copper and Brass Co., Ltd.	JAPAN				X
Japan Ferrar Metals	JAPAN				X
Japan Mint	JAPAN	X			X
Japan New Metals Co Ltd	JAPAN	X	X	X	X
Japan Pure Chemical	JAPAN	X
Japan Refining Co., Ltd.	JAPAN				X
Jean Goldcchmidt International SA	JAPAN			X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
JFE Steel Corporation	JAPAN		X	X	X
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	JAPAN		X
Jiangxi Tungsten Co Ltd	JAPAN		X
JX Nippon Mining & Metals Co., Ltd	JAPAN	X	X	X	X
Kanto Denka Kogyo	JAPAN		X	X
Kitts Metal Works	JAPAN				X
Kiyomine Metal Industry Co.,Ltd.	JAPAN				X
Kobe Steel, Ltd.	JAPAN				X
Kojima Chemicals Co., Ltd	JAPAN	X
Koki Products Co.,Ltd	JAPAN				X
Kyocera	JAPAN	X	X		X
Kyoritsu Gokin Co. Ltd.	JAPAN		X
LBMA	JAPAN	X
LEYBOLD CO.,LTD.	JAPAN				X
LS Nikko	JAPAN	X
Ltd. Gold trading company	JAPAN	X
Maruichi Steel Tube Ltd. Co.	JAPAN		X	X	X
Materials Eco-Refining CO.,LTD	JAPAN	X	X	X	X
Matsuda Sangyo Co.,Ltd	JAPAN	X
Matsuo Electric	JAPAN			X
Matsuo Solder Co., Ltd.	JAPAN				X
Matsushima Metals Co., Ltd.	JAPAN				X
Meta low Technologies Japan , Ltd.	JAPAN	X
Metal Do Co. Ltd.	JAPAN			X
Metalor Technologies Japan	JAPAN	X
Mihara Kinzoku Kogyo Co.,Ltd.	JAPAN				X
Minsur	JAPAN		X		X
Mitsu Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN				X
Mitsubishi	JAPAN				X
Mitsubishi Electric Metecs Co Ltd	JAPAN				X
MITSUBISHI GAS CHEMICAL CO., INC	JAPAN	X
Mitsubishi Materials Corporation	JAPAN	X		X	X
Mitsui & Co Precious Metals Inc	JAPAN	X
Mitsui High-tec, Inc.	JAPAN	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Mitsui kinzoku Co Ltd takehara seirenjyo	JAPAN	X
Mitsui Kinzoku Co., Ltd.	JAPAN	X
Mitsui Mining and Smelting Co., Ltd.	JAPAN	X	X	X	X
Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN				X
Mitui kinzoku Co Ltd takehara seirenjyo	JAPAN	X
MK Electronics	JAPAN	X
Mori silver	JAPAN	X
Morigin Corporation	JAPAN	X
N.E. Chemcat Corporation	JAPAN	X			X
Nagano,Japan	JAPAN	X
Nanchang Cemented Carbide Limited	JAPAN		X
Natsuda Sangyo Co., Ltd	JAPAN	X
Neomax Hitachi	JAPAN	X
Nihama Nickel Refinery	JAPAN	X
nihon superior co.,ltd	JAPAN				X
Nihon Genma Co., LTD	JAPAN				X
Nihon Kagaku Sangyo Co., Ltd	JAPAN				X
Nihon Material Co. LTD	JAPAN	X
Nihon Superior Co., Ltd	JAPAN		X		X
Nihonhanda Co., Ltd.	JAPAN				X
Niihama Nickel Refinery	JAPAN	X
NiihamaToyo Smelter&Refinery	JAPAN	X
Ningxia Orient Tantalum Industry Co., Ltd.	JAPAN			X
Nippon Filler Metals Ltd	JAPAN				X
Nippon Micrometal Corporation	JAPAN	X	X
NIPPON STEEL	JAPAN		X
Nippon Steel Sumitomo Metal Co., Ltd.	JAPAN				X
NIPPON TUNGSTEN CO., LTD.	JAPAN		X
Nishihara Science and Engineering	JAPAN	X			X
Nisshin Chemical Co., Ltd.	JAPAN	X
Nittesu Mining Co., Ltd.	JAPAN	X
Nohon Material Corporation	JAPAN	X
Nrudakoto Ltd.	JAPAN				X
Oki Copper and Brass Industry Co., Ltd.	JAPAN				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Pan Pacific Copper Co. LTD	JAPAN	X
PT Refined Banka Tin	JAPAN				X
Reiborudo Co., Ltd.	JAPAN				X
Rui Da Hung	JAPAN				X
Saganoseki Smelter & Refinery	JAPAN		X
San'etsu Metals Co., Ltd.	JAPAN				X
SASAKI SOLDER INDUSTRY CO., LTD	JAPAN				X
Sendi (Japan): Kyocera Corporation	JAPAN	X	X
Senju Metal Industries	JAPAN	X			X
ShangHai YueQiang Metal Products Co., LTD	JAPAN				X
SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN	X
Shonan Plant Tanaka Kikinzoku	JAPAN	X
Showa Kako	JAPAN				X
SMM	JAPAN				X
Sojitz	JAPAN	X
Solder Coat CO., LTD	JAPAN				X
Sumisho Materials Corp.	JAPAN	X
Sumitomo Electric Industries	JAPAN		X
Sumitomo Metal Mining Co. Ltd.	JAPAN	X	X	X	X
Sunaga Tungsten	JAPAN		X
Suzuki Kikinzoku Kako K.K.	JAPAN	X
Taicang City Nancang Metal Material Co., Ltd	JAPAN				X
Taki Chemicals	JAPAN			X
Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN		X
Tamura Corporation	JAPAN				X
TANAKA DENSHIKOGYO K.K.	JAPAN	X
Tanaka Kikinzoku	JAPAN	X
Tanaka Kikinzoku Kogyo K.K.	JAPAN	X	X		X
Tanaka,TANAKA TOKYO MELTERS,Tanaka Denshi Kogyo,TANAKA DENSHI KOGYO K.K,TANAKA ELECTRONICS (HANGZHOU)CO.LTD,TANAKA ELECTRONICS SINGAPORE PTE LTD,Tanaka Holdings Co.Ltd.,Tanaka Kikinnzoku Kogyo K.K.,Tanaka Kikinzoku Group,Tanaka Kikinzoku Hanbai K.K.,Tana
	JAPAN	X
Tarutin Kester Co., Ltd.	JAPAN				X
TDK	JAPAN				X
The trade of Tanaka Precious Metals	JAPAN	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Tokuriki Honten Co., Ltd	JAPAN	X
Tosoh	JAPAN		X
Toyama, Japan	JAPAN				X
Toyo Smelter & Refinery (Ehime)	JAPAN	X
Toyo Smelter & Refinery of Sumitomo Metal Mining Co.,Ltd	JAPAN	X
ULVAC TAIWAN, Inc.	JAPAN		X
ULVAC, Inc.	JAPAN		X
Umicore SA Business Unit Precious Metals Refining	JAPAN	X
UNIONTOOL CO.LTD	JAPAN		X	X
Usuginu electrolytic industries	JAPAN				X
Valcambi SA	JAPAN	X
Westfalenzinn	JAPAN				X
Yahataseitetsusho	JAPAN				X
Yamamoto Precious Metal Co., LTD.	JAPAN	X
Yokohama Metal Co Ltd	JAPAN	X			X
Yunnan Tin Company Limited	JAPAN				X
IBF IND BRASILEIRA DE FERROLIGAS LTD	JORDAN				X
Kazakhmys	KAZAKHSTAN	X
Kazzinc Ltd	KAZAKHSTAN	X
Ulba	KAZAKHSTAN	X	X	X
Ulba Metallurgical Plant, jsc	KAZAKHSTAN			X
Air Liquide Far Eastern	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF		X
Alpha Metals Korea Ltd	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Buhung Ind	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Central Bank of the DPR of Korea	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
Dae Kil	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Daechang Co. Ltd.	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Daejin Indus Co. Ltd	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
DaeryongENC	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Daewoo International	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Degutea	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF		X
Do Sung Corporation	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
Dongbusteel	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Dosung metal	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
Duksan Hi-Metal	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Han Sung Metar	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF			X
Hanbaek Nonferrous Metals	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Handok	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X			X
Heesung Catalysts Corp.	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
Heesung Material Ltd.	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Heesung Metal Ltd	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X			X
Heraeus Oriental Hitec Co., Ltd.	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
HERA-KOREA	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
Hwasung CJ Co. Ltd	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X			X
Hyundai-Steel	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
ILJIN DIAMOND CO., LDT	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF		X
Integrated Circuit	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF		X
Korea Metal Co. Ltd	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
LG INTERNATIONAL CORP	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
LG-Nikko	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
LJIN DIAMOND CO., LDT	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF		X
LS Nikko	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X			X
LS-NIKKO Copper Inc.	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
Matheson Special Gas Production Co. Ltd of Korea- MGPK	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF		X
MK Electronics	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X			X
ONE CO., LTD.	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF			X
Poongsan	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Posco	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF			X	X
Pro-Tech Korea	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Samatron	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Sambo Industry	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Samdok Metal	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
Samduck Precious Metals	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
SAMWON METALS Corp.	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
SD(Samdok) Metal	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
Seju Industry	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Sewon Korea	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
SONGWON	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Taegutec	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF		X
TaeguTec LTD.	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF		X
Taiyo Nippon Sanso Taiwan, Inc.	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF		X
TCC steel	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Torecom	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X		X
Wonil Metal Co Ltd	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Wooshin Metal	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF				X
Yoo Chang Metal	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF	X
Kyrgyzaltyn JSC	KYRGYZSTAN	X
Ceratizit S.A	LUXEMBOURG		X
Banka	MALAYSIA				X
Bintulu	MALAYSIA				X
Butterworth	MALAYSIA				X
CNMC (Guangxi) PGMA Co. Ltd.	MALAYSIA				X
Electroloy Technologies Pte Ltd	MALAYSIA				X
Grik Perak Malaysia	MALAYSIA				X
Hana-High Metal	MALAYSIA				X
High Quality Technology Co., Ltd	MALAYSIA				X
Hulterworth Smelter	MALAYSIA				X
JAU JANQ ENTERPRISE CO., LTD.	MALAYSIA				X
Jau Janq/Grik Perak	MALAYSIA				X
JX Nippon Mining and Metals	MALAYSIA				X
KOBA	MALAYSIA				X
Laybold	MALAYSIA				X
Liuzhou China Tin	MALAYSIA				X
Malaysia Aluminium & Alloy Sdn.Bhd	MALAYSIA				X
Malaysia Smelting Corporation (MSC)	MALAYSIA				X
Malaysia Smelting Corporation Berhad	MALAYSIA	X
Metahub Industries Sdn. Bhd.	MALAYSIA				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
MK Electronics	MALAYSIA				X
Perusahaan Sadur Timah Malasia	MALAYSIA				X
PT Smelting	MALAYSIA				X
Rahman Hydrailic Tin Sdn Bhd	MALAYSIA				X
Red Ring Solder	MALAYSIA				X
SELYANG SOLDER SDN.BHD	MALAYSIA				X
Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA	X			X
Sin Asahi Solder(M)Sdn Bhd	MALAYSIA				X
Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA				X
SMIC SENJU MALAYSIA	MALAYSIA				X
Stretti	MALAYSIA				X
TCC steel	MALAYSIA				X
YE CHIU METAL SMELTING SDN.BHD	MALAYSIA				X
Zhang Yao	MALAYSIA				X
Caridad	MEXICO	X
Kemet Blue Metals	MEXICO			X
La Caridad	MEXICO	X
Met-Mex Peñoles, S.A.	MEXICO	X
Noventa	MOZAMBIQUE			X
LMD	NETHERLANDS				X
POSSEHL	NETHERLANDS				X
Schone Edelmetaal	NETHERLANDS	X
Umicore	NETHERLANDS	X
VISHAY TANTALUM	PANAMA			X
Amalgamet	PERU				X
Dr.-Ing. Max Schlötter GmbH & Co. KG	PERU				X
Fuji Metal Mining	PERU				X
Jiangxi Tungsten Co Ltd	PERU		X
Minmetals Ganzhou Tin Co. Ltd.	PERU				X
Minsur	PERU	X			X
Nathan Trotter	PERU				X
OMSA	PERU				X
PISCO	PERU				X
PT Refined Banka Tin	PERU				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
SA Minsur	PERU				X
Sumitomo Metal Mining Co. Ltd.	PERU	X
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	X
E-tech Philippines	PHILIPPINES				X
OM Manufacturing Phils. Inc.	PHILIPPINES				X
Philippine Associated Smelting and Refining Corporation	PHILIPPINES	X
Qualitek delta philippines	PHILIPPINES				X
Fenix Metals	POLAND				X
Standard Sp z o.o.	POLAND				X
CSC Pure Technologies	RUSSIAN FEDERATION				X
FSE Novosibirsk Refinery	RUSSIAN FEDERATION	X			X
H.C. Starck	RUSSIAN FEDERATION		X
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	X
JSC Uralectromed	RUSSIAN FEDERATION	X
Kupol	RUSSIAN FEDERATION				X
Malaysia Smelting Corp	RUSSIAN FEDERATION				X
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	X
Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION				X
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	X
OJSC Kolyma Refinery	RUSSIAN FEDERATION	X
Plant of metals and alloys CJSC	RUSSIAN FEDERATION				X
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	X
Pure Technology	RUSSIAN FEDERATION				X
Puretech	RUSSIAN FEDERATION				X
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	X
Solikamsk Metal Works	RUSSIAN FEDERATION			X
Ulba	RUSSIAN FEDERATION			X
Wolfram Company CJSC	RUSSIAN FEDERATION		X	X
L' azurde Company For Jewelry	SAUDI ARABIA	X
Chengfeng Metals Co Pte Ltd	SINGAPORE				X
CTP Industries	SINGAPORE		X
CTS Industries	SINGAPORE		X
Electroloy Technologies Pte Ltd	SINGAPORE				X
Heraeus	SINGAPORE				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Heraeus Materials Singapore Pte, Ltd.	SINGAPORE				X
Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	X
OMG	SINGAPORE	X
Rohm & Hass	SINGAPORE	X
Singapore Asahi Chemical & Solder Industries Pte Ltd	SINGAPORE				X
Singapore LME Tin	SINGAPORE				X
SIZER METALS PTE LTD	SINGAPORE				X
Tanaka Kikinzoku International Co.,	SINGAPORE	X
Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE				X
Uni Bros Metal Pte Ltd	SINGAPORE				X
Harmony Gold Refinery	SOUTH AFRICA	X
Minsur	SOUTH AFRICA				X
Rand Refinery (Pty) Ltd	SOUTH AFRICA	X
Tantalite Resources	SOUTH AFRICA			X
Zi Jin Yinhui gold smelters in Luoyang	SOUTH AFRICA	X
Befesa Aluminio, S.L.	SPAIN				X
Cookson Group	SPAIN	X
Cookson SEMPSA	SPAIN	X	X
HIJOS DE JUAN DE GARAY	SPAIN				X
Norteña de Metales, SA	SPAIN				X
PENINSULAR DE LATÓN	SPAIN				X
SEMPSA Joyería Platería SA	SPAIN	X
SEVELAR	SPAIN				X
Boliden AB	SWEDEN	X
Boliden Bergsöe AB	SWEDEN				X
Minpro AB	SWEDEN		X
Nanchang Cemented Carbide Limited	SWEDEN		X
Sandvik Material Technology	SWEDEN		X
Sandvik Sweden	SWEDEN		X
Argor Heraeus SA	SWITZERLAND	X
Bank of Switzerland	SWITZERLAND	X
Baoshida Swissmetall	SWITZERLAND				X
Cendres & Métaux SA	SWITZERLAND	X
Impag AG	SWITZERLAND				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Johnson Matthey & Brandenberger AG	SWITZERLAND	X
Metalor	SWITZERLAND	X
Metalor Technologies	SWITZERLAND	X
Metalor Technologies (Singapore) Pte. Ltd.	SWITZERLAND	X
Metalor Technologies SA	SWITZERLAND	X
Nitora	SWITZERLAND			X
PAMP SA	SWITZERLAND	X
PX Précinox SA	SWITZERLAND	X
UBS AG Bahnhofstr.	SWITZERLAND	X
Valcambi SA	SWITZERLAND	X
Xstrata	SWITZERLAND	X
All armor Minoru industry (co ) Co., Ltd.	TAIWAN				X
Allied Material Corp	TAIWAN		X
Ami Bridge Enterprise Co., Ltd.	TAIWAN				X
Average reduction	TAIWAN				X
CHAN WEN COPPER INDUSTRY CO.,LTD.	TAIWAN				X
CHEN JUNG METAL	TAIWAN				X
China Steel Corporation	TAIWAN				X
CHROMA NEW MATERIAL CORPORATION	TAIWAN	X
Chunbao Carbide Science & Technology Co.,Ltd	TAIWAN		X
Cookson	TAIWAN				X
DA HONG	TAIWAN	X
E-CHEM Enterprise Corp	TAIWAN	X
FA CHIA METAL	TAIWAN				X
First Copper Technology Co., Ltd.	TAIWAN		X		X
Foxconn	TAIWAN	X
Fuji Metal Mining	TAIWAN				X
Ganzhou Sinda W&Mo Co. Ltd.	TAIWAN				X
GWO CHERN INDUSTRIAL CO., LTD.	TAIWAN	X
Hon Shen Co. Ltd	TAIWAN	X
HonHai Precision Co., Ltd.	TAIWAN	X
Hua Eng Wire & Cable Co., Ltd.	TAIWAN				X
IBF IND BRASILEIRA DE FERROLIGAS LTD	TAIWAN				X
Jan Jang	TAIWAN				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
JAU JANQ ENTERPRISE CO., LTD.	TAIWAN				X
Jia Lung Corp	TAIWAN	X
Lupon Enterprise Co., Ltd.	TAIWAN				X
Malaysia Smelting Corp	TAIWAN				X
Metalor Technologies (Hong Kong) Ltd	TAIWAN	X
Minchali Metal industry Co. Ltd.	TAIWAN				X
Mitsubishi	TAIWAN				X
Mitsubishi Materials Corporation	TAIWAN				X
Nuvoton Technology Corp.	TAIWAN			X
REDSUN METAL INDCO.,LTD	TAIWAN				X
Rui Da Hung	TAIWAN				X
Shanmao Technology Inc	TAIWAN				X
SIGMA	TAIWAN				X
Solar	TAIWAN	X
Solar Applied Materials Technology Corp.	TAIWAN	X	X
Solor	TAIWAN	X
St. chemical industrial raw material line	TAIWAN	X
Super Dragon Technology Co., Ltd.	TAIWAN	X
Taiwan Total Co. Ltd.	TAIWAN				X
Tanaka Kikinzoku Group	TAIWAN	X
Thye Ming Industrial Co.,Ltd	TAIWAN				X
Uniforce Metal Industrial Corp.	TAIWAN				X
Units year high Technology Co. , Ltd.	TAIWAN				X
VERTEX METALS INCORPORATION	TAIWAN				X
Wah Lee Industrial Corp.,	TAIWAN		X
WAM Technologies Taiwan Co.,Ltd.,	TAIWAN	X		X
Wang Yu Manufacturing Co. Ltd.	TAIWAN				X
WELLEY	TAIWAN				X
Well-Lin Enterprise Co Ltd	TAIWAN				X
Xia Yi Metal Industries (shares) Co., Ltd.	TAIWAN				X
YAO ZHANG ENTERPRISE CO., LTD.	TAIWAN				X
Zong Yang Industrial Co., Ltd.	TAIWAN				X
BANGKOK ASSAY	THAILAND	X
CV United Smelting	THAILAND				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Daiki Aluminium Industry Co., Ltd.	THAILAND				X
Eco-System Recycling Co., Ltd.	THAILAND	X
Fuji Metal Mining	THAILAND				X
H.C. Starck	THAILAND			X	X
Koki Products Co.,Ltd	THAILAND				X
NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND			X
Nihon Genma Co., LTD	THAILAND				X
Ningxia Orient Tantalum Industry Co., Ltd.	THAILAND			X
NTET Thailand	THAILAND			X
Padaeng Industry public company limited	THAILAND				X
PT Bukit Timah	THAILAND				X
S Company	THAILAND				X
Taboca	THAILAND				X
Tanaka Kikinzoku Kogyo K.K.	THAILAND				X
Thai Solder Industry Corp.,Ltd.	THAILAND				X
Thailand Mine Factory	THAILAND				X
Thailand Smelting and Refining Co. Ltd.	THAILAND	X
Thaisarco	THAILAND	X			X
Untracore Co.,Ltd.	THAILAND				X
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	X
Dede Kimya	TURKEY				X
FERAY LEHIM	TURKEY				X
Istanbul Gold Refinery	TURKEY	X
Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	X
SIM METAL	TURKEY				X
5N Plus	UNITED KINGDOM				X
A&M Minerals Limited	UNITED KINGDOM			X
Amalgamated Metal Corporation Plc	UNITED KINGDOM				X
Amalgamated Metals Coporation,Ketabang	UNITED KINGDOM				X
Britannia Refined Metals Ltd.	UNITED KINGDOM				X
H L Thorne	UNITED KINGDOM				X
H.J. Enthoven LTD.	UNITED KINGDOM				X
Keeling & Walker	UNITED KINGDOM				X
Ketapang	UNITED KINGDOM				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM	X
MCP Metal Specialist Inc	UNITED KINGDOM				X
MCP Mining & Chemical Products Ltd UK	UNITED KINGDOM				X
Metallo Chimique	UNITED KINGDOM				X
Ningxia Orient Tantalum Industry Co., Ltd.	UNITED KINGDOM			X
TATA Steel UK Ltd	UNITED KINGDOM				X
Wildshaw Ltd	UNITED KINGDOM				X
A.L.M.T. Corp.	UNITED STATES		X
Accurate Refining Group	UNITED STATES	X
Advanced Chemical Company	UNITED STATES	X
Air Products	UNITED STATES		X	X
AK Steel Corp.	UNITED STATES		X		X
Alpha	UNITED STATES				X
Alta Group	UNITED STATES		X
Altlantic Metals	UNITED STATES		X
Amalgamated Metals Coporation,Ketabang	UNITED STATES				X
Amalgamet	UNITED STATES				X
American Iron & Metal Co. Inc	UNITED STATES				X
ArcelorMittal Burns Harbor	UNITED STATES		X		X
Asarco	UNITED STATES	X
Assaf Conductors Ltd.	UNITED STATES				X
ATI Metalworking Products	UNITED STATES		X	X	X
ATI Tungsten Materials	UNITED STATES	X		X	X
Atlantic Metals	UNITED STATES		X		X
Aurubis	UNITED STATES				X
Ayrubis	UNITED STATES				X
Bruweiler Precise Sales Co.	UNITED STATES		X
Cabot	UNITED STATES			X
Canfield	UNITED STATES				X
Changsha Southern	UNITED STATES			X
Colt Refining	UNITED STATES	X
Cookson	UNITED STATES	X
CWB Materials	UNITED STATES		X
Duoluoshan	UNITED STATES			X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
EFD INC.	UNITED STATES				X
Exotech	UNITED STATES	X	X	X
Ferro Corporation	UNITED STATES	X
Fombell	UNITED STATES			X
Fort Wayne Wire Dire	UNITED STATES		X
Gallatin Steel	UNITED STATES		X		X
Galva Metal	UNITED STATES				X
Gannon & Scott	UNITED STATES	X		X
Ganzhou Grand Sea W and Mo Company	UNITED STATES		X
Geib Refining Corp.	UNITED STATES	X
Gibbs Wire & Steel Co	UNITED STATES				X
Global Advanced Metals	UNITED STATES	X	X	X	X
Global Tungsten & Powders Corp	UNITED STATES	X	X	X
Goodway	UNITED STATES				X
Grant Manufacturing	UNITED STATES				X
H.C. Starck	UNITED STATES		X	X	X
Heraeus	UNITED STATES	X
Heraeus Precious Metals GmbH & Co. KG	UNITED STATES	X
Heraeus Precious Metals North America	UNITED STATES	X	X	X	X
Heraeus USA	UNITED STATES	X
Hi- Temp Specialty Metals	UNITED STATES		X
Hitachi Chemical Co. America, Ltd.	UNITED STATES				X
Hi-Temp	UNITED STATES	X	X	X
Honeywell Electronic Materials	UNITED STATES				X
IES Technical Sales	UNITED STATES		X
Imperal Aluminum	UNITED STATES				X
Imperial Zinc Corporation	UNITED STATES				X
International Wire Group, Inc	UNITED STATES				X
Johnson Matthey Inc	UNITED STATES	X	X		X
Kalas Wire	UNITED STATES				X
Kemet Blue Powder	UNITED STATES			X
Kennametal	UNITED STATES	X
Kennametal Fallon	UNITED STATES		X
Kennametal Huntsville	UNITED STATES		X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Kennecott Utah Copper LLC	UNITED STATES	X
LITTELFUSE	UNITED STATES	X			X
Materion	UNITED STATES	X	X	X	X
MCP Metal Specialist Inc	UNITED STATES				X
Metallic Resources Inc	UNITED STATES	X			X
Metalor	UNITED STATES	X
Metalor USA Refining Corporation	UNITED STATES	X
Micro 100	UNITED STATES		X
Midwest Tungsten Wire Co.	UNITED STATES		X
Millard Wire	UNITED STATES				X
Minsur	UNITED STATES				X
Nathan Trotter	UNITED STATES		X		X
Newton, MA	UNITED STATES		X	X
Ney Metals and Alloys	UNITED STATES				X
Ningxia Orient Tantalum Industry Co., Ltd.	UNITED STATES			X
North American Tungsten	UNITED STATES		X
North Star BlueScope Steel, LLC	UNITED STATES		X		X
Nucor Steel	UNITED STATES		X		X
Ohio Precious Metals, LLC	UNITED STATES	X			X
OMG	UNITED STATES				X
OMG ELECTROCHEMICALS	UNITED STATES	X
PM Sales Inc.	UNITED STATES	X
Praxair	UNITED STATES		X
Precious Metal Sales Corp.	UNITED STATES	X
QuantumClean	UNITED STATES			X
Rahman Hydrailic Tin Sdn Bhd	UNITED STATES				X
Ram Sales	UNITED STATES		X
REMELT SOURCES, INC.	UNITED STATES			X	X
Sabin Metal Corp.	UNITED STATES	X
Samtec	UNITED STATES				X
Sandvik Material Technology	UNITED STATES		X
SCM Metal Products, Inc.	UNITED STATES				X
Scotia Mocatta	UNITED STATES	X
Severstal Columbus	UNITED STATES		X		X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Severstal Dearborn	UNITED STATES		X		X
So Accurate Group, Inc.	UNITED STATES	X			X
Soleras	UNITED STATES		X
Steel Dynamics	UNITED STATES		X		X
Sylham	UNITED STATES		X
TAIZHOU YANGTZE RIVER DELTA ELECTRONIC CO.,LTD	UNITED STATES	X
TBD	UNITED STATES				X
Technic Inc	UNITED STATES	X			X
Telex	UNITED STATES			X
The Miller Company	UNITED STATES				X
The Refinery of Shandong Gold Mining Co. Ltd	UNITED STATES	X
ThyssenKrupp Steel	UNITED STATES		X		X
THYSSENKRUPP VDM USA, INC	UNITED STATES			X
Tosoh	UNITED STATES		X
Triumph Northwest	UNITED STATES		X
TYCO	UNITED STATES				X
Umicore Precious Metals Refining	UNITED STATES	X
United Precious Metal Refining, Inc.	UNITED STATES	X
United Refining	UNITED STATES	X
UYEMURA	UNITED STATES	X
Voss Metals Company, Inc.	UNITED STATES		X
W.C. Heraeus GmbH	UNITED STATES	X
Williams	UNITED STATES	X	X
Williams Brewster	UNITED STATES	X	X
Williams Bufalo	UNITED STATES	X
WILLIAMS GOLD REFINING CO INC	UNITED STATES	X
Wort Wayne Wire Die	UNITED STATES		X
Yuntinic Resources Inc.	UNITED STATES				X
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	UNITED STATES	X
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	X
AMMC	UZBEKISTAN	X
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	X
Ningxia Orient Tantalum Industry Co., Ltd.	UZBEKISTAN			X
NGHE TIN NON-FERROUS METAL	VIETNAM				X

Smelter Name	Smelter Country	Gold	Tungsten	Tantalum	Tin
Sumitomo Metal Mining Co. Ltd.	VIETNAM		X
Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM		X	X
Vietnam Yougsun Tungsten Industry Co.,Ltd.	VIETNAM		X
VQB MINERAL AND TRADING GROUP	VIETNAM				X
Western Australian Mint trading as The Perth Mint	WESTERN SAHARA	X